UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2017

Juno Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36781 (Commission File Number)	46-3656275 (IRS Employer Identification No.)
307 Westlake Avenue North, Suite 300
Seattle, Washington 98109
(Address of principal executive offices, including zip code)
(206) 582-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.
(d)
On April 13, 2017, the board of directors (the "Board") of Juno Therapeutics, Inc. ("Juno"), upon recommendation from the nominating and governance committee of the Board, appointed Rupert Vessey, BM BCh, DPhil to the Board to fill an existing Class III director vacancy. The Board also appointed Dr. Vessey to the scientific committee of the Board.
Dr. Vessey has been named by Celgene Corporation ("Celgene") as its new director designee pursuant to Celgene's director designation rights under the Voting and Standstill Agreement (the "Voting Agreement"), dated June 29, 2015, among Juno, Celgene, and a subsidiary of Celgene. Dr. Vessey replaces Thomas O. Daniel, M.D. as Celgene's designee on the Board. Dr. Daniel, who retired from Celgene on June 30, 2016, continues to serve on the Board as an independent director.
Neither Dr. Vessey nor any of his immediate family members has any direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than the Voting Agreement, collaboration agreement, CD19 license agreement, share purchase agreement, and registration rights agreement by and among Juno, Celgene, and a subsidiary of Celgene. These agreements are described under the caption "Licenses and Third-Party Research Collaborations" in Part I—Item 1—"Business" of Juno's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017.
In connection with his appointment, Juno and Dr. Vessey have entered into Juno's standard director indemnification agreement, the form of which was filed with the Securities and Exchange Commission on November 17, 2014 as Exhibit 10.18 to Juno's registration statement on Form S-1. Dr. Vessey has waived all compensation under Juno’s Non-Employee Director Compensation Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Juno Therapeutics, Inc.

By:	/s/ Bernard J. Cassidy Bernard J. Cassidy General Counsel and Corporate Secretary
Date: April 19, 2017